Related Parties (Details Textual)	Apr. 12, 2020
Related Parties (Textual)
Related party, description	The Board of Directors approved the payment of certain fees to directors in the amounts of $4.98, $4.98 and $6.95 per month to Yariv Alroy, Sagiv Aharon and Erez Nachtomy (each, an "Active Director"), respectively. On April 12, 2020, the Company also enacted a policy to pay each director (that is not otherwise an Active Director) an amount of $1.5 for each calendar quarter and $0.40 for attendance of each meeting of the board of directors. These amounts are exclusive of Israeli VAT if applicable.